FUND PROFILE

                               International Bond

                                 INVESTOR CLASS

                                January 31, 1999

                        [american century logo(reg.sm)]
                                    American
                                    Century

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       This profile summarizes key information about the fund that is included in the fund's Prospectus. The fund's Prospectus has additional information about the fund, including a more detailed description of the risks associated with investing in the fund, that you may want to consider before you invest. You may obtain the Prospectus and other information about the fund at no cost by calling us at 1-800-345-2021, accessing our Web site or visiting one of our Investor Centers.
        See the back cover for additional telephone numbers and our address.

                                  BENHAM GROUP


                          AMERICAN CENTURY INVESTMENTS

                               INTERNATIONAL BOND

1. WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

        International Bond seeks high total return.

2. WHAT IS THE FUND'S INVESTMENT STRATEGY?

        The fund buys high-quality, nondollar-denominated foreign government and foreign corporate debt securities.

        All of the investments must satisfy the credit quality standards (i.e. "AA" or higher) established by the Trustees of the fund.

        The subadvisor selects the fund's investments by using a combination of fundamental research, and bond and currency valuation models.

     *Economic/Political Fundamentals. The subadvisor evaluates each country's economic climate and political discipline for controlling deficits and inflation.

     * Expected Return. Using economic forecasts, the subadvisor projects the expected return for each country.

     *Relative Value. By contrasting expected risks and returns for investments in each country, the subadvisor selects those countries expected to produce the best return at reasonable risk.

        Normally, the fund will only purchase bonds denominated in foreign currencies. Some international funds attempt to minimize currency risks by using hedging strategies; this is sometimes called hedging "back to the dollar." The fund will not normally hedge back to the dollar.

        The weighted average maturity of the fund is expected to be between two and 10 years.

        Additional information about International Bond's investments is available in its annual and semiannual reports. In these reports you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the most recent fiscal period. You may get these reports at no cost by calling us.

3. WHAT ARE THE SIGNIFICANT RISKS OF INVESTING IN THE FUND?

    *When  interest  rates  change,  the fund's  share  value will be  affected.
     Generally, when interest rates rise, the fund's share value will decline. The opposite is true when interest rates decline. The interest rate risk for International Bond is higher than for funds that have shorter weighted average maturities, such as short-term and limited-term funds.

    *As with all funds, at any given time the value of your shares of International Bond may be worth more or less than the price you paid. If you sell your shares when the value is less than the price you paid, you will lose money.

    *An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

    *International Bond invests primarily in foreign securities, which involves greater risks than investing in U.S. securities. These risks are summarized below.

     Currency Risk. In addition to changes in the value of the fund's investments, changes in the value of foreign currencies against the U.S. dollar also could result in gains or losses to the fund. The value of a share of International Bond is determined in U.S. dollars. The fund's investments, however, generally are held in the foreign currency of the country where investments are made. As a result, the fund could recognize a gain or loss based solely upon a change in the exchange rate between the foreign currency and the U.S. dollar.

     Political and Economic Risk. Many countries where the fund invests are not as politically or economically developed as the United States. As a result, the economies and political and social structures of these countries could be unstable. This could cause the value of the fund's investments to decrease. The fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.


INTERNATIONAL BOND                                  AMERICAN CENTURY INVESTMENTS


     Market and Trading Risk. The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have procedures that make it difficult for the fund to buy and sell securities. These factors could result in a loss to the fund.

     Availability of Information. Foreign companies generally are not subject to the regulatory controls or uniform accounting, auditing and financial reporting standards imposed on U.S. issuers. As a result, there may be less publicly available information about foreign issuers than is available regarding U.S. issuers.

        In summary, International Bond is intended for investors who find foreign securities an appropriate investment and who are willing to accept the increased risk associated with the fund's investment strategy. An investment in the fund should not be considered a complete investment program and is not appropriate for investors who are unable to tolerate rapid fluctuations in the value of their investment.

     FUND PERFORMANCE

        The following bar chart shows the actual performance of International Bond's Investor Class shares for each calendar year since the fund's inception on January 7, 1992. The bar chart indicates the volatility of the fund's historical returns from year to year. Neither the bar chart nor the performance information below it is intended to indicate how the fund will perform in the future.

[bar chart]
CALENDAR YEAR-BY-YEAR RETURNS
                       1993      1994     1995      1996    1997      1998
International Bond     11.79     1.52     24.40     6.38    -5.88     17.87

        The highest and lowest returns of the fund's Investor Class shares for a calendar quarter during the period reflected by the preceding bar chart are provided in the following chart to indicate the fund's historical short-term volatility. Shareholders should be aware, however, that International Bond is intended for investors with a long-term investment horizon and is not managed for short-term results.

[bar chart]
     HIGHEST AND LOWEST QUARTERLY RETURNS
       Quarter Ended 3/31/95        13.84%
       Quarter Ended 3/31/97        -6.79%

        The following table shows the average annual returns of the fund's Investor Class shares for the periods indicated. The J.P. Morgan Global Traded Government Bond Index (excluding the United States and with Japan weighted at 15%), an unmanaged index that reflects no operating costs, is included as a benchmark for performance comparisons.

                                          1 YEAR     5 YEARS    LIFE OF FUND
      AVERAGE ANNUAL TOTAL RETURNS (PERIOD ENDED DECEMBER 31, 1998)
         International Bond               17.87%      8.37%         8.65%
         J.P. Morgan Global Traded
            Government Bond Index         18.49%      9.61%         8.52%
                                                   (index as of 12/31/91)

4. WHAT ARE THE FUND'S FEES AND EXPENSES?

        There are no sales loads, fees or other charges to buy fund shares directly from American Century, to reinvest dividends in additional shares, to exchange into the Investor Class shares of other American Century funds, or to redeem your shares. The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


FUND PROFILE                                                  INTERNATIONAL BOND


      ANNUAL FUND OPERATING EXPENSES
      (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
           Management Fee                                 0.84%(1)
           Distribution and Service (12b-1) Fees          None
           Other Expenses(2)                              0.03%
           Total Annual Fund Operating Expenses           0.87%

        (1)Based on expenses incurred during the fund's most recent fiscal year. The fund has a stepped fee schedule. As a result, the fund's management fee generally decreases as fund assets increase.

        (2)Other   expenses   include  the  fees  and  expenses  of  the  fund's
        independent trustees, their legal counsel, interest and extraordinary expenses.

           EXAMPLE
             Assuming you . . .
             * invest $10,000 in the fund
             * redeem all of your shares at the end of the periods shown below
             * earn 5% return each year
             * incur the same operating expenses shown above
                 . . . your cost of investing in the fund would be:

           1 year      3 years      5 years      10 years
           ----------------------------------------------
             $89        $277         $481         $1,069

           Of course, actual costs may be higher or lower. Use this example to compare the costs of investing in other funds.

5. WHO ARE THE FUND'S INVESTMENT ADVISOR, SUBADVISOR AND PORTFOLIO MANAGERS?

        American Century Investment Management, Inc. provides investment advisory and management services for the fund. American Century uses teams of portfolio managers, assistant portfolio managers and analysts working together to manage its mutual funds. J.P. Morgan Investment Management Inc. (JPMIM) is the fund's subadvisor and is responsible for its day-to-day operations. JPMIM is headquartered in New York and maintains offices in most of the world's financial centers, including London and Frankfurt. The portfolio managers on the International Bond team are identified as follows:

        DAVID SCHROEDER, Vice President and Senior Portfolio Manager, supervises the American Century International Bond Funds team. He has been a member of the International Bond team since June 1997. Mr. Schroeder joined American Century in July 1990 as a portfolio manager.

        DETLER SCHLICHTER, Vice President, JPMIM, is a fixed income Senior Portfolio Manager. He joined J.P. Morgan & Co., Frankfurt, in 1990 and has worked at JPMIM London as a Portfolio Manager since April 1996. Mr. Schlichter has a bachelor's degree and Masters degree from the University of Bochum.

        DOMINIC PEGLER, Vice President, JPMIM, is a fixed income Portfolio Manager. He joined JPMIM London in 1996 after seven years at the Bank of England, serving as an economist and in the Reserves Management Department, managing the UK's foreign exchange reserves. He has a bachelor's degree and Masters degree in economics from the London School of Economics.

6. HOW DO I BUY FUND SHARES?

     * Complete and return the enclosed application

     * Call us and exchange shares from another American Century fund

     * Call us and send your investment by bank wire transfer

        Your initial investment must be at least $5,000 ($1,000 for traditional IRA and Roth IRAs). If the value of your account falls below this account minimum, your shares may be redeemed involuntarily.

7. HOW DO I SELL FUND SHARES?

        You may sell all or part of your fund shares on any business day by writing or calling us. You also may exchange your shares in International Bond for shares in nearly 70 other mutual funds offered by American
     Century. Depending on the options you select when you open your account, some restrictions may apply. For your protection, some redemption requests require a signature guarantee.


INTERNATIONAL BOND                                  AMERICAN CENTURY INVESTMENTS


8. HOW ARE FUND DISTRIBUTIONS MADE AND TAXED?

        International Bond pays distributions of substantially all of its income quarterly, although it may elect to not pay a distribution in a given quarter. Distributions from realized capital gains are paid once a year, usually in December. Distributions may be taxable as ordinary income, capital gains, or a combination of the two. Capital gains are taxed at different rates depending on the length of time the fund held the securities that were sold. Distributions are reinvested automatically in additional shares unless you choose another option.

9. WHAT SERVICES ARE AVAILABLE?

        American Century offers several ways to make it easier for you to manage your account, such as:

     * telephone transactions

     * wire and electronic funds transfers

     * 24-hour Automated Information Line transactions

     * 24-hour online Internet account access and transactions

        You will find more information about these choices in our Investor Services Guide, which you may request by calling us, accessing our Web site or visiting one of our Investor Centers.

        Information contained in our Investor Services Guide pertains to shareholders who invest directly with American Century rather than through an employer-sponsored retirement plan or through a financial intermediary.

        If you own or are considering purchasing fund shares through an employer-sponsored retirement plan or financial intermediary, your ability to purchase shares of the fund, exchange them for shares of other American Century funds, and redeem them will depend on the terms of your plan or financial intermediary. If you have questions about investing in an employer-sponsored retirement plan or through a financial intermediary, call a Service Representative at 1-800-345-3533.


FUND PROFILE                                                  INTERNATIONAL BOND


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[american century logo(reg.sm)]
American
Century

AMERICAN CENTURY INVESTMENTS
P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR SERVICES
1-800-345-2021 or 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

CORPORATE; NOT-FOR-PROFIT; FOUNDATIONS;
ENDOWMENTS; KEOGH; SEP-, SARSEP- AND
SIMPLE-IRA; AND 403(B) SERVICES
1-800-345-3533

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 or 816-444-3485

FAX
816-340-7962

                                                         Funds Distributor, Inc.

SH-PRF-14144   9901